SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]    Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant
        to Rule 14a-11(c) or Rule 14a-12


                      U.S.-China Industrial Exchange, Inc.
                 ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   ---------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1.Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         2.Aggregate number of securities to which transaction applies:


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



         3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


         4.Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


         5.Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           1.Amount Previously Paid:


 -------------------------------------------------------------------------------

                           2.Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

                           3.Filing Party:

--------------------------------------------------------------------------------

                           4.Date Filed:

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

              [Letterhead of U.S.-China Industrial Exchange, Inc.]


                                                              December 4, 1998



Dear Shareholder:

                  You are cordially invited to attend a Special Meeting of Shareholders to be held at the offices of U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland on Monday, December 21, 1998 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Special Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

                  We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Special Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                                              Sincerely,

                                                              /s/ ROBERTA LIPSON
                                                              ------------------
                                                              ROBERTA LIPSON




IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1998


To the Shareholders of U.S.-China Industrial Exchange, Inc.:

                  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of U.S.-China Industrial Exchange, Inc., a New York corporation (the "Company"), will be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland on Monday, December 21, 1998 at 10:00 A.M., local time, for the following purposes:

                  1.  To  approve  an  amendment  to  the   Company's   Restated
Certificate of Incorporation to effect a one-for-eight reverse split of the Company's Common Stock and Class B Common Stock;

                  2. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

                  The close of business on December 3, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.


                                         By Order of the Board of Directors,


                                         /s/ ELYSE BETH SILVERBERG
                                         ---------------------------------------
                                         ELYSE BETH SILVERBERG
                                         Secretary

Bethesda, Maryland
December 4, 1998




--------------------------------------------------------------------------------


It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

--------------------------------------------------------------------------------

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 Wisconsin Avenue
                            Bethesda, Maryland 20814

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                  This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of U.S.-China Industrial Exchange, Inc. (the "Company") in connection with the solicitation and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at a Special Meeting of Shareholders (the "Meeting") to be held on Monday, December 21, 1998, at 10:00 A.M., local time, at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Special Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is December 4, 1998.

                  Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for approval of an amendment to the Company's Restated Certificate of Incorporation to effect a one-for-eight reverse split of the Company's Common Stock and Class B Common Stock (the "Reverse Split Proposal").

                  A Proxy may be revoked by a shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

                  The close of business on December 3, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 4,772,500 shares of Common Stock and 2,000,000 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

                  A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                          SECURITY HOLDINGS OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of November 15, 1998 with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 1997 exceeded $100,000 and (iv) all directors and executive officers of the Company as a group.


                                            Amount and Nature
                                            of Beneficial
                                            Ownership (2)(3)                             Percent of:
                                ---------------------------------------        -------------------------------
Name and Address of                 Common              Class B                  Common             Class B
Beneficial Shareholder (1)          Stock           Common Stock (4)(5)          Stock           Common Stock
--------------------------      --------------     --------------------        ------------     --------------

Roberta Lipson                       488,000(6)           1,040,000(7)               9.3%               52.0%

Elyse Beth Silverberg                359,000(8)             680,000                  7.0%               34.0%

Lawrence Pemble                      100,300(9)             200,000                  2.1%               10.0%

Robert C. Goodwin, Jr.                92,333(10)                  0                  1.9%                0%

Julius Y. Oestreicher                 74,000(11)                  0                  1.5%                0%
  235 Mamaroneck Avenue
  White Plains, New York

A. Kenneth Nilsson                    10,000                      0                  *                   0%
  P.O. Box 2510
  Monterey, California

D.H. Blair & Co., Inc.             1,019,900(12)                  0                 21.4%                0%
  Kenton E. Wood
  44 Wall Street
  New York, New York

All Executive Officers and         1,123,633(13)          1,920,000                 19.3%               96.0%
Directors as a Group (6 persons)
----------------------
* Less than 1%.

(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-B as promulgated by the Securities and Exchange Commission.

(4) Mmes. Lipson and Silverberg and Mr. Pemble have placed 240,000, 153,000 and 51,000 shares, respectively, of Class B Common Stock in escrow and may vote, but not dispose of, any of such shares during the term of the escrow agreement. See "Escrow Shares" below.

(5) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(6) Includes 486,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(7) Includes 40,000 shares held by the Ariel Benjamin Lee Trust, of which Ms. Lipson is a Trustee.

(8) Includes 324,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(9) Includes 96,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(10) Includes 32,250 shares that may be purchased pursuant to Class A Warrants and Class B Warrants and 49,333 shares that may be purchased pursuant to stock options that are exercisable currently or within 60 days.

(11) Does not include 80,000 shares of Common Stock beneficially owned by Mr. Oestreicher's wife, which includes 60,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants, as to which Mr. Oestreicher disclaims beneficial ownership. Includes 64,000 shares issuable upon the exercise of 16,000 Unit Purchase Options, as defined herein. Each such option represents the right to purchase one unit, each of which consists of one share of Common Stock, one Class A Warrant and one Class B Warrant. Also includes 10,000 shares that may be purchased pursuant to currently exercisable stock options.


(12) The amount and nature of beneficial ownership of these shares by D.H. Blair & Co., Inc. and Kenton E. Wood is based solely on the Schedule 13G filings, as submitted to the Company, of each of D.H. Blair & Co., Inc. and Kenton E. Wood. The Company's Board of Directors has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.


(13) Includes an aggregate of 1,061,583 shares that may be purchased pursuant to Unit Purchase Options, Class A Warrants, Class B Warrants and currently exercisable stock options.



Escrow Shares

                  Of the 2,000,000 shares of Class B Common Stock outstanding on the date hereof, 450,000 shares (the "Escrow Shares") are held in escrow and will not be assignable or transferable (but may be voted) until such time, if ever, as the Escrow Shares are released from escrow in accordance with terms of the escrow agreement. Each current holder of Class B Common Stock of the Company contributed pro rata to the number of Escrow Shares in accordance with their percentage ownership of Class B Common Stock. All Escrow Shares remaining in escrow on March 31, 1999 will be forfeited and then canceled and contributed to the Company's capital. The arrangement relating to the Escrow Shares was required by the underwriter as a condition to the Company's initial public offering.

                  A shareholder's rights to his or her shares in escrow are not affected by any change in his or her status as an employee, officer or director of, or his or her relationship with, the Company, and, in the event of such shareholder's death, the terms of the escrow agreement will be binding on such shareholder's executor, administrator, estate and legatees.

                  All Escrow Shares will be released from escrow if and only if:
(a) the Minimum Pretax Income (as defined below) is at least $3,750,000 for the fiscal year ending December 31, 1997, or (b) the Minimum Pretax Income is at least $5,000,000 for the fiscal year ending December 31, 1998, or (c) the closing Bid Price of the Common Stock averages in excess of $14.60 per share (subject to adjustment in the event of any stock split, dividend or distribution, reverse stock split or other similar event) for 20 consecutive trading days at any time prior to August 18, 1997. Conditions (a) and (c) above are no longer applicable.

                  "Minimum   Pretax  Income"  means  for  any  fiscal  year  the
Company's income before provision for income taxes and exclusive of any extraordinary earnings and exclusive of any charges to income resulting from the release of any Escrow Shares, all as reflected on the Company's audited financial statements. For purposes of calculating Minimum Pretax Income, if additional shares of Common Stock are issued, then the foregoing Minimum Pretax Income levels for any year are subject to proportional increase. Accordingly, the Minimum Pretax Income levels set forth above are subject to proportional increase to reflect the issuance of shares of Common Stock, including shares of Common Stock issuable upon exercise of warrants, in connection with the second public offering by the Company that was completed in November 1996. Since the principal market for the Common Stock presently is The Nasdaq Stock Market's National Market, the term "Bid Price" presently means the closing sales price of the Common Stock as reported on that market.

                                   Proposal 1
                    TO APPROVE AN AMENDMENT TO THE COMPANY'S
                    RESTATED CERTIFICATE OF INCORPORATION TO
                   EFFECT A ONE-FOR-EIGHT REVERSE SPLIT OF THE
                 COMPANY'S COMMON STOCK AND CLASS B COMMON STOCK

General

                  The Company's Board of Directors has unanimously adopted resolutions approving, and recommending that shareholders authorize, an Amendment to the Company's Restated Certificate of Incorporation (the
"Amendment") to (i) effect a one-for-eight reverse split of the Company's outstanding shares of each of its Common Stock and Class B Common Stock (the "Reverse Split") and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any shareholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock or Class B Common Stock and no change in the par value of either class.

                  If the Reverse Split is approved, the Board of Directors will have authority, without further shareholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock and Class B Common Stock would be exchanged for new shares (the "New Shares") of Common Stock and Class B Common Stock, respectively, in an exchange ratio of one New Share for each eight Old Shares. The Reverse Split will be effected simultaneously for the Common Stock and Class B Common Stock.


                  In addition, the Board of Directors will have the authority to determine the exact timing of the effective date of the Reverse Split, which may be any time prior to February 28, 1998, without further shareholder approval. Such timing will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to remain in compliance with the continued listing maintenance requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") and other intended benefits of the Reverse Split to shareholders and the Company. See "--Purpose of the Reverse Split" below. The text of the proposed Amendment (subject to inserting the effective date of the Reverse Split) is set forth in Exhibit A to this Proxy Statement.


                  The Board of Directors also reserves the right, notwithstanding shareholder approval and without further action by shareholders, to not proceed with the Reverse Split if, at any time prior to filing the Amendment with the Secretary of State of the State of New York, the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its shareholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments and the Company's actual and projected financial performance.

                  The Reverse Split will not change the proportionate equity interests of the Company's shareholders, nor will the respective voting rights and other rights of shareholders be altered. The

Common Stock and Class B Common Stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Purposes of the Reverse Split

                  The Company's Common Stock is quoted on Nasdaq's National Market ("NNM"). In order for the Common Stock to continue to be quoted on the NNM, the Company and its Common Stock are required to continue to comply with various listing maintenance standards established by Nasdaq. Among other things, as such requirements pertain to the Company, the Company is required to maintain net tangible assets of at least $4,000,000 and its Common Stock must have an aggregate market value of shares held by persons other than officers and directors ("public float") of at least $5,000,000, at least 400 persons who own at least 100 shares ("round-lot holders") and a minimum bid price of at least $1.00 per share.

                  Under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock is under $1.00 per share for 30 consecutive business days and does not thereafter regain compliance for a minimum of 10 consecutive business days during the 90 calendar days following notification by Nasdaq, Nasdaq may delist the Common Stock from trading on the NNM. On October 12, 1998, the Company received a letter from Nasdaq advising it that the Company's Common Stock had not met Nasdaq's minimum bid price closing requirement for 30 consecutive trading days and that, if the Company is unable to demonstrate compliance with this requirement during the 90 calendar days ending January 12, 1999, its Common Stock will be delisted at the opening of business on January 14, 1999 (subject to the Company's right for a hearing and stay of the delisting during the hearing period). The Company understands that it is Nasdaq's position that an ability to demonstrate sustained compliance also is required to achieve compliance with this requirement. The principal purpose of the Reverse Split Proposal is to increase the market price of the Company's Common Stock above the Nasdaq minimum bid requirement (which does not adjust for the Reverse Split). Giving the Board of Directors authority to implement the Reverse Split will avoid the need to call a special meeting of, or seek consents from, shareholders under time constraints to authorize a reverse split should it become necessary in order to seek to meet Nasdaq's listing maintenance criteria. Furthermore, the Company believes that maintaining the Company's NNM listing may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage.

                  There can be no assurance that, even after effectuating the Reverse Split, the Company will continue to meet the minimum bid price and otherwise meet the requirements of Nasdaq for continued inclusion for trading on the NNM. If the Reverse Split Proposal is not approved by the shareholders at the Meeting it is highly likely that the Company's shares of Common Stock will cease to be listed and traded on the NNM. If the Reverse Split Proposal is approved by the shareholders but the Company nonetheless is unable to maintain other requirements for quoting on the NNM, the Company may apply to register its Common Stock for trading on the Nasdaq SmallCap Market ("Nasdaq/SmallCap"), which market requires, among other things, that the Company have at initial listing: (i) net tangible assets of $4,000,000 or market capitalization of $50,000,000 or net income in its latest fiscal year (or two of the last three fiscal years) of $750,000; (ii) a public float of

$5,000,000; (iii) a minimum bid price of $4.00 per share; and (iv) 300 round-lot holders. Nasdaq may, at its sole discretion, waive any of such listing criteria.

Certain Effects of the Reverse Split

                  The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock and Class B Common Stock:


                                             Prior to              After
                                          Reverse Stock        Reverse Stock
Number of Shares                              Split                Split
----------------                          --------------       -------------

 Authorized:
   Common Stock.........................     28,000,000         28,000,000
   Class B Common Stock.................      2,000,000          2,000,000
Outstanding (1):
   Common Stock.........................      4,772,500            596,562
   Class B Common Stock.................      2,000,000            250,000
 Available for Future Issuance:
   Common Stock.........................     23,227,500         27,403,438
   Class B Common Stock.................              0          1,750,000
   -----------------------------

(1) Gives effect to the Reverse Split as if it occurred on the Record Date but does not include New Shares to be issued in lieu of fractional shares. Excludes, on a pre-Reverse Split basis, shares of Common Stock subject to potential issuance upon conversion of the outstanding Class A and Class B Warrants, shares of Common Stock subject to outstanding options and shares of Common Stock available for the grant of future options under the Company's stock option plan. Upon effectiveness of the Reverse Split, each option and warrant would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split divided by eight at the exercise or conversion price in effect immediately prior to the Reverse Split multiplied by eight.


                  Shareholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by eight). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple of eight or result in the permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline, the percentage decline may be greater than would result in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of shareholders of the Company who own odd-lots (less than 100 shares). Shareholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates


                  If the Amendment is approved by the Company's shareholders, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its shareholders, the Company will file the Amendment with the Secretary of State of the State of New York at such time as the Board of Directors has determined the appropriate effective date for such split. The Board of Directors may delay effecting the Reverse Split until February 28, 1998 without resoliciting such shareholder approval. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.


                  As soon as practicable after the Effective Date, shareholders will be notified that the Reverse Split has been effected. The Company's transfer agent, American Stock Transfer & Trust Company, will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Fractional Shares

                  No fractional shares or scrip representing fractions of a share will be issued in connection with the Reverse Split. Any fraction of a share that any shareholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. For example, if a shareholder held 100 shares of Common Stock of the Company prior to the Reverse Split, after the Reverse Split such shareholder would hold 13 shares.

Federal Income Tax Consequences of the Reverse Split

                  The following is a summary of certain material federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other United States federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended

(generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder should consult with such shareholder's own tax advisor with respect to the consequences of the Reverse Split.

                  No gain or loss should be recognized by a shareholder of the Company upon such shareholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The adjusted basis of the New Shares will be the same as the adjusted basis in the Old Shares. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Reverse Split.

Required Vote

                  Authorization of the proposed Amendment requires the affirmative vote of a majority of all outstanding shares entitled to vote on such matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.

                  The Board of Directors has unanimously recommended a vote FOR Proposal 1.

                                  MISCELLANEOUS

Shareholder Proposals

                  From time to time shareholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy relating to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than January 20, 1999 for inclusion in the Company's proxy statement and form of proxy for that meeting. As to any proposals intended to be presented by a shareholder without inclusion in the Company's proxy statement and form of proxy for the Company's 1999 Annual Meeting of Shareholders, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before April 5, 1999. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

Other Matters

                  Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

Proxies

                  All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.


                                           By Order of the Board of Directors,

                                           /s/ ELYSE BETH SILVERBERG
                                           -------------------------------------
                                           ELYSE BETH SILVERBERG
                                           Secretary



December 4, 1998

                                                                       Exhibit A


                  Article 4 of the Company's Restated Certificate of Incorporation is to be amended to add the following immediately after the current first paragraph thereof (which sets forth the number and par value of the Company's authorized capital stock, none of which is being amended):



                           "Effective  12:01  a.m.  on  ,  199  (the  "Effective
                  Date"), each eight (8) shares of Common Stock then issued shall be automatically combined into one share of Common Stock of the Corporation and each eight (8) shares of Class B Common Stock then issued shall be automatically combined into one share of Class B Common Stock of the Corporation. No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any shareholder would otherwise be entitled to receive shall be rounded up to the nearest whole share."

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                 (Solicited on behalf of the Board of Directors)


                  The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., revoking all proxies heretofore given, hereby constitutes and appoints Robert C. Goodwin, Jr. and Lawrence Pemble and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland on Monday, December 21, 1998 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR the proposal set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        The Board of Directors Recommends
                              a Vote FOR Proposal 1


1. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to effect a one-for-eight reverse split of the Company's Common Stock and Class B Common Stock. FOR o AGAINST o ABSTAIN o

2. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.



                The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                        Dated:  _______________________, 1998

                                        ----------------------------------------

                                        ----------------------------------------
                                                          Signature(s)

                                        (Signature(s) should conform to names as
                                        registered.  For jointly  owned  shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)



                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY